UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        December 15, 2006
             --------------------------------------
        Date of Report (Date of earliest event reported)

                         DENTALSERV.COM
                ---------------------------------
     (Exact name of registrant as specified in its charter)

       NEVADA                     000-52077           91-2015980
-------------------           ----------------      ---------------
(State or other jurisdiction  (Commission File       (IRS Employer
    of incorporation)              Number)        Identification No.)


20 West 55th Street, Floor 5, New York, New York      10010
-----------------------------------------------    ----------
 (Address of principal executive offices)         (Zip Code)

                         (212) 849-8225
                 ------------------------------
       Registrant's telephone number, including area code

           P.O. Box 741,  Bellevue, Washington, 98009
       ---------------------------------------------------
  (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



________________________________________________________________________

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SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant

On December 15, 2006, Mr. Harry Miller (the "Seller"), the former majority shareholder, chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company, entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Messrs. Lorne Demorse and Zane Weaver (the "Selling Stockholders") and with the Seller the "Sellers") and Vision Opportunity Master Fund, Ltd. (the "Purchaser"). Under the terms of the Stock Purchase Agreement, the Sellers sold to Vision Opportunity Master Fund, Ltd., an aggregate of 5,016,150 shares of the common stock of the Company, (the "Shares"), representing approximately 90% of the Company's issued and outstanding shares of capital stock, effective December 15, 2006. With its working capital as the source of its purchase money funds, the Purchaser paid $650,000, or approximately $0.13 per share, for the Shares. As required by the Stock Purchase Agreement, Mr. Miller resigned as chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company and appointed Dr. Lawrence Chimerine as President and Chief Executive Officer and Mr. Robert Scherne as Secretary and Treasurer of the Company, effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Mr. Miller has also tendered a letter of resignation to the Company to resign as Director and we expect Dr. Lawrence Chimerine will be appointed as Director of the Company to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 31, 2006.

The reason for the foregoing delay is that changes to the board of Directors of the Company will not be effective until at least ten days after a Schedule 14F Information Statement is mailed or delivered to all of the Company's shareholders in compliance with
Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14f-1 thereunder. This date is anticipated to be on or about December 31, 2006.

CHANGE OF CONTROL INFORMATION

The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act prior to the change of control. In accordance with paragraph (8) of Item 5.01 of Form 8-K, the Company is required to provide the information that would be required if the Company were filing a Form 10-SB registration statement under the Exchange Act, provided that where such information has been previously reported, the Company may identify the filing in which this disclosure is included instead of including the required disclosure in this Form 8-K. The following Form 10-SB information is provided, with reference to the filing made by the Company in which the information is disclosed, where the information is not included in this report:

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___________________________________________________________________________
                                                    Filing Where
Form 10 Item            Description              Information Included
___________________________________________________________________________
Part I-Item 1  Description of Business     Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________
Part I-Item 2  Plan of Operation           Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________
Part I-Item 3  Description of Property     Provided below in this Current
                                           Report on Form 8-K
___________________________________________________________________________
Part I-Item 4  Security Ownership of       Provided below in this Current
               Certain  Beneficial         Report on Form 8-K
               Owners and Management
___________________________________________________________________________
Part I-Item 5  Directors and Executive     Provided below in this Current
               Officers, Promoters and     Report on Form 8-K
               Control Persons
___________________________________________________________________________
Part I-Item 6  Executive Compensation      Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________
Part I-Item 7  Certain Relationships and   Form 10-KSB annual report
               Related Transactions        filed on September 19, 2006.
___________________________________________________________________________
Part I-Item 8  Description of Securities   Form 10SB-12G registration
                                           statement originally filed on
                                           July 21, 2006, as amended
___________________________________________________________________________
Part II-Item 1 Market Price of and         Form 10-KSB annual report
               Dividends on Registrant's   filed on September 19, 2006.
               Common Equity and Related
               Stockholder Matters

___________________________________________________________________________
Part II-Item 2 Legal Proceedings           Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________
Part II-Item 3 Changes in and              Form 10-KSB annual report
               Disagreements with          filed on September 19, 2006.
               Accountants
___________________________________________________________________________
Part II-Item 3 Changes in and              Form 10-KSB annual report
               Disagreements with          filed on September 19, 2006.
               Accountants
___________________________________________________________________________
Part II-Item 4 Recent Sales of             Form 10-KSB annual report
               Unregistered Securities     filed on September 19, 2006.
___________________________________________________________________________
Part II-Item 5 Indemnification of          Form 10SB-12G registration
               Directors and Officers      statement originally filed
                                           on July 21, 2006, as amended
___________________________________________________________________________
Part F/S       Financial Statements        Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________
Part III       Exhibits                    Form 10-KSB annual report
                                           filed on September 19, 2006.
___________________________________________________________________________


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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of December 15, 2006, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our Directors, and (iii) officers and Directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

___________________________________________________________________________

Title of       Name and address               Number of         Percentage
class          of beneficial owner(1)         Shares of         of Common
                                              Common Stock(1)   Stock
___________________________________________________________________________
Common Stock   Vision Opportunity Master Fund, Ltd.
               20 W. 55th Street, Floor 5
               New York, NY 10010              5,016,150(2)      90%(2)
___________________________________________________________________________
Common Stock   Adam Benowitz (2)
               20 W. 55th Street, Floor 5
               New York, NY 10010              5,016,150(2)      90%(2)
___________________________________________________________________________
Common Stock   Lawrence Chimerine
               20 W. 55th Street, Floor 5
               New York, NY 10010                     -0-        -0-
___________________________________________________________________________
Common Stock   Robert Scherne
               20 W. 55th Street, Floor 5
               New York, NY 10010                     -0-        -0-
___________________________________________________________________________
Common Stock   Harry Miller
               P.O. Box 741, Bellevue,
               Washington, 98009                 130,000(3)    2.33%(3)
___________________________________________________________________________
Common Stock   All Officers and Directors
               as a Group (3 persons)            130,000(3)   21.33%(3)
___________________________________________________________________________

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of
     the shares). In   addition,  shares   are   deemed   to   be
     beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the
     information  is  provided.   In   computing  the  percentage
     ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of December 15, 2006, there were 5,574,500 shares of our common stock issued and outstanding.

(2) The shares are held in the name of Vision Opportunity Master Fund, Ltd. Mr. Adam Benowitz is the Chief Executive Officer and Director of Vision Opportunity Master Fund, Ltd. These shares were acquired by Vision Opportunity Master Fund, Ltd. from Messrs. Harry Miller (4,765,000 shares), Zane Weaver (45,000 shares) and Lorne Demorse (206,150
     shares)  pursuant  to  a  Stock  Purchase  Agreement   dated
     December 15, 2006.

(3) Mr. Harry Miller will resign as a Director ten days from the date of mailing of an Information Statement. Dr. Lawrence Chimerine, has been appointed President and Chief Executive Officer and Mr. Robert Scherne has been appointed Chief Executive Officer, Secretary and Treasurer of the Company on close of the Stock Purchase Agreement. Dr. Lawrence Chimerine will become Director of the Company ten days from the date of mailing of an Information Statement.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Dr. Lawrence Chimerine and Mr. Robert Scherne have been appointed as President and Chief Executive Officer and as Chief Financial Officer, Secretary and Treasurer respectively of the Company effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Mr. Harry Miller resigned as a Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer on December 15, 2006, concurrent with the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Mr. Miller will tender a letter of resignation to the Board to resign as Director and Dr. Lawrence Chimerine will be appointed as Director of the Company to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 31, 2006.

Directors:

Name of Director           Age
________________           ___

Lawrence Chimerine(1)      66


Executive  Officers:

Name                       Age        Office(s) Held
_________                  ___        _______________

Lawrence Chimerine         66         President and Chief
                                      Executive Officer

Robert Scherne             50         Chief Financial Officer,
                                      Secretary and Treasurer

Notes: (1)   Mr.  Miller  will tender a letter of resignation  to
       the Board to resign as Director and Dr. Lawrence Chimerine will be appointed as Director of the Company to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 31, 2006.

Set forth below is a brief description of the background and business experience of each of our current and past executive officers and Directors for the past five years.

Mr. Harry Miller has been President, Chief Executive Officer, Secretary, Treasurer, Acting Chief Financial Officer and sole Director of DentalServ.Com since December 15, 1999. Mr. Miller has years of experience in starting new enterprises; having spent the last thirty years in forming many companies and providing consulting services to a variety of businesses. Many of these companies were in the medical products and health care industries. Currently he is associated with Eastside Mortgage, LLC. of Bellevue, Washington where he maintains a real estate license and analyzes funding proposals, primarily construction loans, for his investment portfolio and that of the principal of the firm. In 1991, Mr. Miller established Solar Health Care of Florida, investing in the Medicaid HMO industry. As CEO of Solar Health Care, he developed its business plan that included leasing office space, preparing and filing the complex application to the state, hiring staff and negotiating the purchase of an existing HMO. During the subsequent five-year period, Mr. Miller entered into a contractual arrangement to provide medical care to over 8,000 patients. At the end of his tenure intense competitive pressures caused the company to be wound up. Mr. Miller is the former Director and officer of the following reporting issuers:
(1) Coronation Acquisition Corp., a former blank check company, now known as Supreme Realty Investments, Inc.; (2) a blank check company known as Black Gardena Corp. which has not yet found a project; and (3) of Medina Coffee, Inc., now known as China Bak Battery Inc. Medina Coffee was in the business of espresso carts and cafes.

Dr. Lawrence Chimerine was appointed as our President and Chief Executive Officer on December 15, 2006. Dr. Chimerine is expected to be appointed as Director of the Company to take effect ten days after the delivery of a Schedule 14F Information Statement. Dr. Chimerine is also founder and president of Radnor International Consulting Inc., based in Radnor, Pennsylvania, partner and member of the Investment Committee of Miller Investment Management and a director of House of Taylor Jewelry, Inc., a publicly held Los Angeles-based international jewelry company, since September 2005.

For more than 25 years as an economic consultant, Dr. Chimerine has counseled major Fortune 500 companies, financial institutions and government agencies, providing private consultation on the state of the U.S. and world economies, specific industries and sectors, and the impact of economic conditions on decision making, budgeting, and strategic planning. He serves on numerous corporate boards, is a member of various professional associations and has held teaching positions at three universities.

From 1965 to 1979, Dr. Chimerine was Manager, U.S. Economic Research and Forecasting, IBM Corporation. He left IBM to assume the chairmanship at Chase Econometrics, and in 1987, was appointed chairman and CEO of The WEFA Group. During the 1990's, Dr. Chimerine was Managing Director and Chief Economist at the Economic Strategy Institute (ESI) in Washington, D.C.
Mr.  Robert Scherne was appointed as our Chief Financial Officer,

Secretary and Treasurer as of December 15, 2006. Mr. Scherne is the Chief Financial Officer and Secretary of International Imaging Systems, Inc. a publicly held Delaware Company. He has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger,

Fruchter, Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm, Grossman, Russo & Shapiro, from July 1986 until November 2002; and by L.H. Frishkoff & Co. and its successor firm, A. Uzzo &Co., from July 1978 to June 1986. Mr. Scherne holds a BBA in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Dr. Lawrence Chimerine and Mr. Robert Scherne have been appointed as President and Chief Executive Officer and as Chief Financial Officer, Secretary and Treasurer of the Company, respectively, effective as of the closing of the purchase and sale pursuant to the Stock Purchase Agreement. Mr. Harry Miller resigned as our Chief Executive Officer, Chief Financial Officer, President, Secretary, and Treasurer on December 15, 2006, concurrent with the closing of the purchase and sale pursuant to the Stock Purchase Agreement. We anticipate that on or about the date that is ten days after the delivery of the Schedule 14F information statement to our shareholders, Mr. Miller will tender a letter of resignation to the Board to resign as Director and Dr. Lawrence Chimerine will be appointed Director of the Company to be effective ten days after the delivery of the Schedule 14F information statement to our shareholders, which date is anticipated to be December 31, 2006.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibits
Number        Description
________      ______________

10.1          Stock Purchase Agreement dated December 15, 2006.




                           SIGNATURES

Pursuant to the requirements of the Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DENTALSERV.COM


DATE: December 18, 2006      By: /s/Lawrence Chimerine
                             _______________________________
                                Dr. Lawrence Chimerine
                                President and Chief Executive Officer





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